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Exhibit 99.1
Rocket Lab Enters Payload Market with Agreement to Acquire Geost, Positioning Itself as Disruptive Prime to U.S. National Security
The strategic acquisition would create an entirely new category for Rocket Lab, positioning the Company as a disruptor for national security space.
Long Beach, California – May 27, 2025 – Rocket Lab Corporation (Nasdaq: RKLB) (“Rocket Lab” or the “Company”), a global leader in launch services and space systems, today announced the signing of a definitive agreement to acquire the parent holding company of Geost, LLC (“Geost”), a Tucson, Arizona-based electro-optical and infrared (EO/IR) payload development and manufacturing company and provider to high-priority national security satellites, from Lightridge Solutions, a portfolio company of ATL Partners, for $275 million in a mix of $125 million of cash and $150 million in privately placed shares of Rocket Lab common stock, plus up to $50 million in potential additional cash earnout payments tied to revenue targets. The acquisition marks Rocket Lab’s formal entry into the satellite payload segment, strengthening the Company’s position as a provider of end-to-end national security space solutions. The acquisition is expected to close in the second half of 2025.
With more than 20 years of flight heritage across classified and unclassified missions, Geost delivers advanced EO/IR sensor systems for missile warning and tracking, tactical intelligence, surveillance, and reconnaissance, Earth observation, and space domain awareness—core capabilities for achieving the U.S. Department of Defense’s goals for resilient, proliferated space architectures, like the proposed Golden Dome architecture and the Space Development Agency’s Tracking Layer.
By bringing these mission critical payloads in-house, Rocket Lab enhances its ability to rapidly deliver integrated spacecraft systems purpose-built for U.S. national security, while reducing integration risk, reducing costs, and accelerating timelines. Geost’s full suite of sensing solutions enables warfighters and mission operators to protect, defend, and execute with speed and precision in increasingly contested space environments.
The acquisition adds Optical Systems as a new category within Rocket Lab’s deep portfolio of capabilities, cementing the Company’s role as a disruptor in national security space.
Rocket Lab founder and CEO, Sir Peter Beck, says: “Rocket Lab was founded to disrupt the traditional space industry and we’re doing just that by expanding our ability to deliver complete, mission-critical space solutions. With the acquisition of Geost, we’re bringing advanced electro-optical and infrared payloads in-house to support secure, responsive, and cost-effective systems at scale. These technologies enable spacecraft that can detect, interpret, and respond to threats in real time, enhancing our role as a trusted provider of end-to-end space capabilities for the United States and its allies—with greater speed, intelligence, and operational control.”
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Bill Gattle, Geost’s General Manager and CEO of Lightridge Solutions, adds: “Integrating Geost’s advanced optical capabilities is a natural next step for Rocket Lab as the company expands its end-to-end space systems. By bringing high-performance optical technologies in-house, Rocket Lab is strengthening its ability to deliver responsive, full-stack solutions for government and commercial missions. Backed by the infrastructure to produce these systems at scale, Rocket Lab is well-positioned to meet accelerating demand for high-performance space solutions. The addition of payloads to its vertically integrated portfolio not only expands mission capability but also elevates Rocket Lab’s standing as a leading end-to-end space systems provider.”
In acquiring Geost, Rocket Lab will gain the company’s extensive product assets and manufacturing facilities and laboratories across Tucson and northern Virginia, intellectual property, and product inventory. The addition of Geost’s 115 highly trained professionals will bring Rocket Lab’s total headcount to more than 2,600 employees across its space manufacturing complexes, test facilities, and launch sites in California, Virginia, Colorado, Maryland, New Mexico, Toronto, New Zealand, and now Tucson.
Rocket Lab will host a conference call for investors at 2:00 p.m. PST (5:00 p.m. EST) today to discuss the agreement. The live webcast and a replay of the webcast will be available on Rocket Lab’s Investor Relations website: https://investors.rocketlabusa.com/
Rocket Lab Media Contact
Lindsay McLaurin
media@rocketlabusa.com
Rocket Lab Investor Contact
Patrick Vorenkamp
investors@rocketlabusa.com
+ About Rocket Lab
Founded in 2006, Rocket Lab is an end-to-end space company with an established track record of mission success. We deliver reliable launch services, satellite manufacture, spacecraft components, and on-orbit management solutions that make it faster, easier, and more affordable to access space. Headquartered in Long Beach, California, Rocket Lab designs and manufactures the Electron small orbital launch vehicle, the HASTE suborbital launch vehicle for hypersonic tests, a family of flight proven spacecraft, and the larger Neutron launch vehicle for constellation deployment. Since its first orbital launch in January 2018, Rocket Lab’s Electron launch vehicle has become the second most frequently launched U.S. rocket annually. Rocket Lab has deployed 200+ payloads from its launch sites in the United States and New Zealand for private and public sector organizations, enabling operations in national security, scientific research, space debris mitigation, Earth observation, climate monitoring, and communications. Rocket Lab’s family of spacecraft have been selected to support NASA missions to the Moon and Mars, as well as the first private commercial mission to Venus. Rocket Lab has three launch pads at two launch sites, including two launch pads at a private orbital launch site located in New Zealand and a third launch pad in Virginia. To learn more, visit www.rocketlabusa.com.
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+ About Geost
Founded in 2004, Geost, LLC, a LightRidge Solutions Company and portfolio company of ATL Partners, is a rapidly growing producer of affordable high-performance optical systems for critical national security space missions. The company has served its core National Security Space customer base since its founding and employs over 100 high performing professionals. For more information on Geost visit: https://www.geost.com.
+ About ATL Partners:
Founded in 2014, ATL Partners is a premier sector-focused private equity firm that invests in commercial aerospace, national security, and transportation & logistics companies. ATL brings deep sector expertise to its investment approach with experienced investment professionals and strong operating executives who have decades of combined experience in each of ATL’s core sectors. For more information about ATL Partners, visit https://www.atlpartners.com.
+ Forward Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements contained in this press release other than statements of historical fact, including, without limitation, statements regarding the financial and business impact of the transaction and the anticipated benefits of the transaction, the closing of the transaction and the timing thereof, our ability to integrate the acquired business with our product and service offerings, our launch and space systems operations, launch schedule and window, safe and repeatable access to space, Neutron development, operational expansion and business strategy are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “strategy,” “future,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including but not limited to risks related to the closing and integration of proposed acquisitions, including our ability to achieve the anticipated benefits of the proposed transaction and successfully integrate Geost’s technologies, product offerings and operations, as well as the factors, risks and uncertainties included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as such factors may be updated from time to time in our other filings with the Securities and Exchange Commission (the “SEC”), accessible on the SEC’s website at www.sec.gov and the Investor Relations section of our website at www.rocketlabusa.com, which could cause our actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.
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